                                                                   Exhibit 10.37

              AMENDMENT NO. 1 TO REDUCING REVOLVING LOAN AGREEMENT

            This Amendment No. 1 to Reducing Revolving Loan Agreement (this "Amendment") is entered into effective June 30, 1998, with reference to the Reducing Revolving Loan Agreement dated as of June 10, 1998 (the "Loan Agreement") among American Coin Merchandising, Inc. ("Borrower"), the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

            Borrower and the Administrative Agent, acting with the consent of all of the Lenders pursuant to Section 11.2 of the Loan Agreement, agree as follows:

            1. Section 1.1. Section 1.1 of the Loan Agreement is amended by striking the table set forth in the definition of "Applicable Alternate Base Rate Margin" and substituting in its place the following:

                             Applicable
                             Pricing Level          Margin
                             -------------          ------
                                I                     0
                                II                    0
                                III                   0
                                IV                    15
                                V                     50
                                VI                    75
                                VII                   100
                                VIII                  125


            2. Section 1.1. Section 1.1 of the Loan Agreement is further amended by striking the table set forth in the definition of "Applicable Commitment Fee Rate" and substituting in its place the following:

                                  Applicable
                                Pricing Level            Commitment Fee
                                -------------            --------------
                                     I                         25
                                     II                        25
                                     III                       25
                                     IV                        25
                                     V                         37.5
                                     VI                        37.5
                                     VII                       37.5
                                     VIII                      37.5

            3. Section 1.1. Section 1.1 of the Loan Agreement is further amended by striking the table set forth in the definition of "Applicable Eurodollar Rate Margin" and substituting in its place the following:

                                Applicable
                              Pricing Level              Commitment Fee
                              -------------              --------------
                                   I                           75
                                   II                          100
                                   III                         130
                                   IV                          165
                                   V                           200
                                   VI                          225
                                   VII                         250
                                   VIII                        275

            4. Section 1.1. Section 1.1 of the Loan Agreement is further amended by striking the definition of "Applicable Pricing Level" and substituting in its place the following:

                 "Applicable Pricing Level" means (a) for the Pricing Period commencing on the Closing Date and ending on August 15, 1998,
                 (i) Pricing Level I for purposes of the Applicable

                 Commitment Fee Rate and (ii) Pricing Level VIII for purposes of the Applicable Alternate Base Rate Margin, Applicable Eurodollar Rate Margin and Applicable Standby Letter of Credit Fee and (b) for each subsequent Pricing Period, the pricing level set forth below opposite the Senior Funded Debt Ratio as of the last day of the Fiscal Quarter most recently ended prior to the commencement of that Pricing Period:

                 Pricing Level             Senior Funded Debt Ratio
                 -------------             ------------------------
                       I                           Less than .75 to 1.00
                      II                           Equal to or greater than .75 to 1.00,
                                                            but less than 1.00 to 1.00
                     III                           Equal to or greater than 1.00 to 1.00,
                                                            but less than 1.25 to 1.00
                      IV                           Equal to or greater than 1.25 to 1.00,
                                                            but less than 1.50 to 1.00
                       V                           Equal to or greater than 1.50 to 1.00,
                                                            but less than 1.75 to 1.00
                      VI                           Equal to or greater than 1.75 to 1.00,
                                                             but less than 2.00 to 1.00
                     VII                           Equal to or greater than 2.00 to 1.00,
                                                             but less than 2.50 to 1.00
                    VIII                           Equal to or greater than 2.50 to 1.00

                 provided that (i) in the event that Borrower does not deliver a Pricing Certificate with respect to any Pricing Period prior to the commencement of such Pricing Period, then until (but only until) such Pricing Certificate is delivered the Applicable Pricing Level for that Pricing Period shall be Pricing Level VIII and (ii) if any Pricing Certificate is subsequently determined to be in error, then any resulting change in the Applicable Pricing Level shall be made retroactively to the beginning of the relevant Pricing Period.

                 5. Section 1.1. Section 1.1 of the Loan Agreement is further amended by striking the definition of "Commitment" and substituting in its place the following:



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
                          "Commitment" means, subject to Sections 2.5, 2.6, and 2.7, (a) from the Closing Date through the date upon which Borrower issues the security required by
                          Section 5.15, $50,000,000 and (b) on and after such date, $60,000,000.

                 6.       Section 1.1.     Section 1.1. of the Loan Agreement
is further amended by adding the following proviso at the end of the definition of "Indebtedness":

                          ; provided that Indebtedness shall not include amounts outstanding under Trust Preferred Securities or the related Junior Subordinated Debentures.


                 7.       Section 1.1.     Section 1.1. of the Loan Agreement
is further amended by adding the following proviso at the end of the definition of "Interest Expense":

                          ; provided, that Interest Expense shall in any event include (without duplication) dividends paid on Trust Preferred Securities and interest paid on the related Junior Subordinated Debentures.

                 8. Section 1.1. Section 1.1 of the Loan Agreement is further amended by striking the definition of "Stockholders' Equity" and substituting in its place the following:

                          "Stockholders' Equity" means, as of any date of determination and with respect to any Person, (a) the consolidated stockholders' equity of the Person as of that date determined in accordance with GAAP plus (b) an amount equal to 100% of the aggregate book value of any outstanding Trust Preferred Securities on that date; provided that there shall be excluded from Stockholders' Equity any amount attributable to Disqualified Stock.

                 9. Section 1.1. Section 1.1 of the Loan Agreement is further amended by adding the following new definitions at the appropriate alphabetical places:

                          "Junior Subordinated Debentures" means junior subordinated debentures issued by Borrower to a Trust Issuer in a principal amount equal to the Trust Preferred Securities, the interest payments on which arising prior to the Maturity Date may be deferred by Borrower for at least twenty (20) consecutive calendar quarters absent the existence of a proceeding under a Debtor Relief Law involving Borrower.

                          "Trust Issuer" means one or more business trusts formed by Borrower as a special purpose grantor trust for the purpose of facilitating the issuance of Trust Preferred Securities, and which engages in no activities other than those incident to such Trust Preferred Securities.

                          "Trust Preferred Security" means a preferred security issued by a Trust Issuer that is not subject to mandatory redemption, or redemption at the election of the holder thereof, prior to the date that is one
                          (1) year after the Maturity Date (except upon payment or redemption of the Junior Subordinated Debentures) and for which the funds for the payment of any such redemption, and for the payment of dividends thereon, are provided to the Trust Issuer through the Junior Subordinated Debentures.

                 10. Section 5.15. Section 5.15 of the Loan Agreement is amended to read in full as follows:

                          5.15 Securities Issuance. Issue and sell, not later than September 30, 1998, for not less than $25,000,000 a security of Borrower that is either (a) a Subordinated Obligation or (b) a Trust Preferred Security, in either case in form and substance acceptable to the Requisite Lenders.


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
                 11. Section 6.13. Section 6.13 of the Loan Agreement is amended to read in full as follows:

                          6.13 Senior Funded Debt Ratio. Permit the Senior Funded Debt Ratio, as of the last day of any Fiscal Quarter, to be greater than the ratio set forth below opposite the period during which such Fiscal Quarter ends:

                                  Period                               Ratio
                                  ------                               -----
                                  Closing Date through
                                  December 31, 1998                 3.35 to 1.00

                                  January 1, 1999 through
                                  June 30, 1999                     3.10 to 1.00

                                  July 1, 1999 through
                                  December 31, 1999                 2.85 to 1.00

                                  January 1, 2000
                                  through
                                  June 30, 2000                     2.60 to 1.00

                                  July 1, 2000 and
                                  thereafter                        2.50 to 1.00

                 12. Section 6.14. Section 6.14 of the Loan Agreement is amended by striking the table therein set forth and substituting in its place the following:

                                  Period                       Ratio
                                  ------                       -----
                                  Closing Date through
                                  December 31, 1999         4.50 to 1.00

                                  January 1, 2000
                                  and thereafter            4.00 to 1.00

                 13. Section 6.16. Section 6.16 of the Loan Agreement is amended to read in full as follows:

                          6.16 Stockholders' Equity. Permit Stockholders' Equity, as of the last day of any Fiscal Quarter, to be less than the sum of (a) $27,500,000 plus (b) 90% of Net Income in the Fiscal Quarter ending June 30, 1998 and each Fiscal Quarter thereafter (with no deduction for a net loss in any such Fiscal Quarter) plus (c) 75% of the proceeds of any issuance by Borrower of equity securities (except to employees or former employees of Borrower pursuant to an employee stock option plan maintained by Borrower) subsequent to Closing Date plus (d) 90% of the proceeds of any issuance by Borrower of Trust Preferred Securities subsequent to the Closing Date.

                 14. Section 6.22. The Loan Agreement is amended by adding a new Section 6.22 to read in full as follows:

                          6.22 Prepayment of Junior Subordinated Debentures. Prepay or redeem prior to maturity any Junior Subordinated Debentures, or exercise any right it may have to shorten the maturity of any Junior Subordinated Debentures to a date that is earlier than the date that is one (1) year after the Maturity Date.

                 15. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon:

                          (a) the receipt by the Administrative Agent of all of the following, each properly executed by an authorized officer of each party thereto and dated as of the date hereof:


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
                                  (i)      Counterparts of this Amendment
                                           executed by all parties hereto;

                                  (ii)     Written consent of all of the
                                           Lenders as required under Section
                                           11.2 of the Loan Agreement in the
                                           form of Exhibit A to this Amendment;

                                  (iii)    Notes executed by Borrower in favor
                                           of each Lender, each in an amount
                                           equal to that Lender's Pro Rata
                                           Share of the Commitment (as
                                           amended), against delivery for
                                           cancellation of the Notes issued on
                                           June 10, 1998;

                                  (iv)     A copy of the resolution of the
                                           board of directors of Borrower
                                           authorizing this Amendment,
                                           certified by the Secretary of
                                           Borrower; and

                                  (v) The written opinion of legal counsel to Borrower stating that, giving effect to this Amendment, the opinions expressed in the Opinion of Counsel are confirmed; and

                          (b) payment to the Administrative Agent, for the account of the Lenders according to their Pro Rata Share of the Commitment, an amendment fee in the amount agreed upon in a letter agreement between the Administrative Agent and Borrower.

                 16. Representation and Warranty. Borrower represents and warrants that no Default or Event of Default has occurred and remains continuing.

                 17. Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

                 IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment effective as of June 30, 1998 by their duly authorized representatives.


                                    AMERICAN COIN MERCHANDISING, INC.


                                    By:     /s/ W. John Cash
                                       -------------------------------
                                                   W. John Cash
                                                   Chief Financial Officer

                                    WELLS FARGO BANK, NATIONAL
                                    ASSOCIATION, as Administrative Agent




                                     By:      /s/ James K. Edwards
                                        -------------------------------
                                                   James K. Edwards
                                                   Vice President

                             Exhibit A to Amendment

                               CONSENT OF LENDER

                    Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of June 10, 1998 (the "Loan Agreement") among American Coin Merchandising, Inc. ("Borrower"), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

                    The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Reducing Revolving Loan Agreement by the Administrative Agent on its behalf effective as of June 30, 1998, substantially in the form of the most recent draft presented to the undersigned Lender.


                    Date: July __, 1998

                                              ---------------------------------
                                              [Name of Institution]



                                              By
                                                 ------------------------------

                                              ---------------------------------
                                                 [Printed Name and Title]